THE PRUDENTIAL SERIES FUND, INC.

                          SP PIMCO HIGH YIELD PORTFOLIO

                       SUPPLEMENT, DATED DECEMBER 1, 2000
                                       TO

                      PROSPECTUS, DATED SEPTEMBER 15, 2000



     SP PIMCO High Yield Portfolio. The following supplements the section of the prospectus entitled "Portfolio Managers."

     SP PIMCO High Yield Portfolio is now managed by Andrea S. Feingold, CFA. Ms. Feingold is an Executive Vice President, portfolio manager, and a senior member of PIMCO's high yield group. She joined the firm in 2000, having been previously associated with Triumph Capital in Boston where she was the Managing Director and founder of the high yield group. Prior to that, she was also a portfolio manager of two high yield funds for Colonial Asset Management. Ms. Feingold is a Chartered Financial Analyst and holds a bachelor's degree in Economics from Columbia University.

SPASUPP4A